SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 6, 1997


                              WACHOVIA CORPORATION
                    -----------------------------------------

             (Exact Name of Registrant as specified in its charter)


         NORTH CAROLINA              No. 1-9021             No. 56-1473727
--------------------------------- ---------------    --------------------------
(State or other jurisdiction of      (Commission              (IRS employer
incorporation)                       File Number)           Identification No.)

100 NORTH MAIN STREET, WINSTON-SALEM, NC                              27101
191 PEACHSTREET STREET NE, ATLANTA, GA                                30303
----------------------------------------                           ------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:

         WINSTON-SALEM                        910-770-5000
         ATLANTA                              404-332-5000


                                 Not applicable
          (Registrant's former address of principal executive offices)


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Item 5.  Other Events.

         On August 6, 1997, Wachovia Corporation, a North Carolina corporation (the "Registrant"), entered into an Agreement and Plan of Merger by and between the Registrant and 1st United Bancorp, a Florida corporation ("1st United"), for a tax-free merger of the two companies pursuant to which each outstanding share of common stock, par value $0.01 per share, of 1st United would be converted into an amount between 0.3 and 0.366 of a share of common stock, par value $5.00 per share, of the Registrant (the "Proposed Merger").

         This current report on Form 8-K, including the investor materials, contains certain forward looking statements with respect to the financial condition, results of operations and business of Wachovia and the combined company, including statements relating to: (a) the cost savings and accretion to cash earnings and reported earnings that will be realized from the Proposed Merger; (b) the impact on revenues of the Proposed Merger; and (c) the restructuring charges expected to be incurred in connection with the Proposed Merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected costs savings from the Proposed Merger cannot be fully realized or realized within the expected time frame; (2) costs or difficulties related to the integration of the businesses of Wachovia and 1st United are greater than expected; (3) revenues following the Proposed Merger are lower than expected; (4) competitive pressure among depository institutions increases significantly; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

             99.1 Press release dated August 7, 1997 announcing the Proposed Merger.

             99.2 Investor presentation materials used by the Registrant on August 7, 1997 relating to the Proposed Merger.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date  August 7, 1997

                                         WACHOVIA CORPORATION


                                         By:  /s/ Kenneth W. McAllister
                                              Name: Kenneth W. McAllister
                                              Title: Executive Vice President


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


                                  Exhibit Index

99.1     Press release dated August 7, 1997 announcing the Proposed Merger.

99.2 Investor presentation materials used by the Registrant on August 7, 1997 relating to the Proposed Merger.


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